1
EXHIBIT
31.2
I, Orlando Berges, certify that:
1.
I have reviewed this Form 10-K of First BanCorp.;
2.
Based on
my knowledge,
this report
does not
contain any
untrue statement
of a
material fact
or omit
to state
a material
fact
necessary to make the statements made, in light of the
circumstances under which such statements were made, not
misleading
with respect to the period covered by this report;
3.
Based on my
knowledge, the financial
statements, and other
financial information included
in this report,
fairly present in all
material
respects
the
financial
condition,
results
of
operations
and
cash
flows
of
the
registrant
as
of,
and
for,
the
periods
presented in this report;
4.
The
registrant’s
other
certifying
officer
and
I
are
responsible
for
establishing
and
maintaining
disclosure
controls
and
procedures (as defined
in Exchange Act
Rules 13a-15(e) and
15d-15(e)) and internal
control over financial
reporting (as defined
in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:
(a)
Designed such disclosure
controls and procedures,
or caused such disclosure
controls and procedures
to be designed
under
our
supervision,
to
ensure
that
material
information
relating
to
the
registrant,
including
its
consolidated
subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b)
Designed such internal control over
financial reporting, or caused such
internal control over financial reporting to
be
designed under our supervision, to
provide reasonable assurance regarding
the reliability of financial
reporting and the
preparation of financial statements
for external purposes in accordance
with generally accepted accounting
principles;
(c)
Evaluated
the
effectiveness
of
the
registrant’s
disclosure
controls
and
procedures,
and
presented
in
this report
our
conclusions about the
effectiveness of the
disclosure controls and
procedures, as of the
end of the period
covered by
this report based on such evaluation; and
(d)
Disclosed in this report any change in
the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth quarter in the case of an
annual report) that has
materially
affected, or is reasonably likely to materially affect,
the registrant’s internal control over
financial reporting; and
5.
The
registrant’s
other
certifying
officer
and
I
have
disclosed,
based
on
our
most
recent
evaluation
of
internal
control
over
financial
reporting,
to
the
registrant’s
auditors
and
the
audit
committee
of
the
registrant’s
board
of
directors
(or
persons
performing the equivalent functions):
(a)
All
significant
deficiencies
and
material
weaknesses
in
the
design
or
operation
of
internal
control
over
financial
reporting
which
are reasonably
likely to
adversely affect
the registrant
’s
ability to
record, process,
summarize
and
report financial information; and
(b)
Any fraud, whether
or not material, that
involves management or other
employees who have a
significant role in the
registrant’s internal control
over financial reporting.
Date: February 27, 2026 By: /s/ Orlando Berges
Orlando Berges
Executive Vice President
and
Chief Financial Officer